UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this current report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2018 Plan

On October 5, 2018, the board of directors (the “Board”) of Inpixon (the “Company”) approved the Amendment No. 2 to the 2018 Employee Stock Incentive Plan (the “Plan”) to, among other things, (i) permit the Company to grant an amount of incentive stock options equal to the maximum number of shares of common stock that may be issued under the Plan including such additional shares of common stock that become issuable pursuant to the Plan’s automatic quarterly increases and (ii) no longer reduce the amount of shares of common stock that may be issued under the Plan in connection with a change in the outstanding shares of common stock by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations (the “Amendment”). The Board submitted the Amendment to the stockholders of the Company for approval at the Annual Meeting (as defined below). The Amendment was approved by the stockholders at the meeting.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2018, the Company filed a Certificate of Amendment (the “Reverse Stock Split Amendment”) to its Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), with the Secretary of State of the State of Nevada to effect a 1-for-40 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”). Pursuant to the Reverse Stock Split Amendment, effective as of November 2, 2018, every forty shares of the issued and outstanding Common Stock will be converted into one share of Common Stock, without any change in the par value per share. The Reverse Stock Split was approved by the Company’s stockholders at the Annual Meeting.  The Reverse Stock Split is being implemented for the purpose of complying with the closing bid price requirement in Nasdaq Listing Rule 5550(a)(2).

The Common Stock will begin trading on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market at the opening of trading on November 2, 2018. In connection with the Reverse Stock Split, the Common Stock will also commence trading with a new CUSIP number, 45790J503, at such time.

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, as a result of the Reverse Stock Split, a stockholder would otherwise hold a fractional share, the stockholder will receive, in lieu of the issuance of such fractional share, one whole share of Common Stock.

Computershare Trust Company, N.A., the Company’s transfer agent, is acting as the exchange agent for the Reverse Stock Split and will provide instructions to stockholders of record regarding the process for exchanging shares. Those stockholders holding Common Stock in “street name” will receive instructions from their brokers.

The foregoing description of the Reverse Stock Split Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the Reverse Stock Split Amendment, which is incorporated herein by reference. A copy of the Reverse Stock Split Amendment is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 31, 2018, the Company held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 37,725,399 shares of Common Stock present at the Annual Meeting in person or by proxy, which represented 61.27% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on October 8, 2018. At the Annual Meeting, the Company’s stockholders approved the following five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 15, 2018 (as amended, the “Proxy Statement”).

Proposal 1. Election of Directors.

Nominee	For	Against	Abstentions	Broker Non-Votes
Nadir Ali	15,399,300	3,814,292	323,051	18,188,756
Leonard A. Oppenheim	15,602,161	3,261,223	673,259	18,188,756
Kareem M. Irfan	15,311,502	3,479,692	745,449	18,188,756
Tanveer A. Khader	15,283,623	3,601,577	651,443	18,188,756

Each of the above nominees was elected to serve as a director until the next annual meeting or until the election and qualification of his successor.

The following proposals were approved:

Proposal 2. To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of its outstanding Common Stock at a ratio between 1-for-2 and 1-for-50, to be determined at the discretion of the Company’s board of directors, for the purpose of complying with Nasdaq Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment.

For	Against	Abstentions
30,844,743	6,799,746	80,910

Proposal 4. To approve the issuance of shares of Common Stock in one or more potential non-public transactions or debt for equity conversion transactions in accordance with Nasdaq Listing Rule 5635(d).

For	Against	Abstentions	Broker Non-Votes
14,987,652	4,380,768	168,223	18,188,756

Proposal 5. To approve an amendment to the Company’s 2018 Employee Stock Incentive Plan, as more fully described in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
16,115,613	2,888,203	532,827	18,188,756

Proposal 6. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstentions
31,714,198	4,419,994	1,591,207

At the time of the Annual Meeting, there were insufficient votes to pass Proposal 3, which sought to approve an amendment to the Articles of Incorporation to increase the Company’s authorized shares of Common Stock from 250,000,000 to 1,000,000,000. As provided in the Company’s bylaws and with the authority of the proxies granted as set forth in the Proxy Statement, stockholders holding a majority of the shares represented at the meeting and entitled to vote have voted in favor of a motion to adjourn the meeting with respect to the votes for Proposal 3 in order to solicit additional proxies for such proposal. As announced at the Annual Meeting, such meeting will reconvene at 10:00 a.m. Pacific Time on November 15, 2018 at the offices of the Company, located at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303. During the period of adjournment, the Company will continue to accept stockholder votes on Proposal 3.

Item 7.01	Regulation FD Disclosure.

On November 1, 2018, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

*3.1	Certificate of Amendment to Articles of Incorporation, effective as of November 2, 2018

*10.1	Amendment No. 2 to the Inpixon 2018 Employee Stock Incentive Plan

**99.1	Press Release issued on November 1, 2018

* Filed herewith

** Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: November 1, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

*3.1	Certificate of Amendment to Articles of Incorporation, effective as of November 2, 2018

*10.1	Amendment No. 2 to the Inpixon 2018 Employee Stock Incentive Plan

**99.1	Press Release issued on November 1, 2018

* Filed herewith

** Furnished herewith

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